                              PROSPECT STREET(R)

                          HIGH INCOME PORTFOLIO INC.


                                   SEMI-ANNUAL

                                    REPORT

                                 APRIL 30, 1998

                                     [LOGO]

                                                                 June 22, 1999

LETTER TO SHAREHOLDERS

Dear Shareholders:
    On April 30, 1999, the net asset value of the Fund was $8.39, as compared to $7.97 on October 31, 1998. During the six month period ended April 30, 1999, the Fund paid dividends to common stock shareholders in the amount of $0.63 per share; the total dividends paid for the trailing twelve month period were $1.26 per share.

1999 STOCKHOLDERS' MEETING:
    At the Annual Meeting of Stockholders held on March 12, 1999, the stockholders re-elected the seven Directors of the Fund and ratified the selection of Arthur Andersen LLP as independent public accountants for the current fiscal year. Although a majority of the votes were cast in favor of a proposal to increase the Manager's advisory fee, such proposal failed to win the requisite Investment Company Act supermajority vote necessary for approval.

RIGHTS OFFERING:
    The Fund completed a transferable rights offering to shareholders of record on January 26, 1999. The Fund raised net proceeds of approximately $55 million. The Fund issued 6,630,663 new common shares, increasing the total shares outstanding to 26,468,651. The offering was accretive to shareholders as the subscription price for new shares was $8.70 when the net asset value was approximately $8.16. The net proceeds were invested during the month of April at yields roughly equal to the Fund's current yield and permitted further portfolio diversification and quality enhancement. Shareholders who received new shares were eligible to receive the March 31, 1999 dividend.

THE HIGH YIELD MARKET:
    The high yield market continues to exhibit a more volatile pattern as the behavior of both the buy side and sell side market participants was modified and adjusted in reaction to the market dislocation which occurred during the summer of 1998. The high yield index as measured by the DLJ High Yield Index generated a total return of 1.18% for the twelve month period ended April 30, 1999 and a 10.04% return for the six month period ending April 30, 1999. At April 30, 1999, the spread between high yield securities and comparable U.S. Government securities stood at 540 basis points down from 735 basis points at October 31, 1998. Total new issue volume year-to-date through April 30, 1999 approximated $40.0 billion, approximately double the new issue volume in the fourth quarter of 1998.

    The flow of new funds into high yield mutual funds continued steady at approximately $7.7 billion since September 1998.

THE FUND'S INVESTMENTS:
    The total return on the Fund's net assets for the six months ended April 30, 1999, assuming reinvestment of dividends and adjusted for the rights offering was approximately 13.2%. The total investment return on the Fund's per share market price was (4.55%) for the six months ended April 30, 1999. The variation from the total return on net assets is attributable to the decline in the per share market value premium from 28.5% to 8.8% during the period.

    As of April 30, 1999, the Fund held 162 issues representing 30 industry groups. Cash and short-term investments represented approximately 1% of our holdings. The average market price of the Fund's high yield securities was $60.03 with an average coupon of 10.5%. At April 30, 1999, the Fund was generating monthly net investment income of approximately $0.105 per common share.

INVESTMENT OUTLOOK:
    The capital markets continue to adjust following the financial turmoil of 1998. Some of the positive factors that could benefit the high yield market are:

    1. The U.S. domestic economy continues to exhibit strength, which is a positive for the high yield asset class.

    2. Foreign economies that caused market turmoil in 1998 are improving and in many cases performing better than observers expected.

    3. The average leverage and coverage ratios of many new high yield issues continues to be relatively conservative in comparison to the years preceding the high default rates of 1990 and 1991.

    4. The current yields available in the high yield market continue to offer attractive returns.

    Some of the factors that could negatively impact the high yield market are:

    1. Since the summer 1998 credit crisis, capital committed to the high yield market by the market makers appears to be more conditional, resulting in continued market volatility and much wider valuations between sectors and size of issues.

    2. Deflationary forces continue strong in many sectors of the economy which puts added pressure on highly leveraged companies.

    3. The strong U.S. dollar, if it continues, could hurt sales of U.S. companies, both domestically and internationally.

    4. A Federal Reserve policy to raise interest rates during the remainder of 1999 could change investor psychology toward the high yield market as the possibility of recession in 2000 would become more probable.

YEAR 2000 PROBLEM:
    Many computer systems were designed using only two digits to signify the year (i.e. 98 for 1998). On January 1, 2000, if these systems are not corrected, they may incorrectly interpret 00 as 1900 instead of 2000, leading to computer shutdowns or errors. To the extent these systems conduct forward-looking calculations, the computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Fund could be adversely affected in its ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Adviser has sought assurances from the other Fund service providers that they are taking the steps necessary to deal with the problem. The cost of any systems remediation by persons other than the Fund or the Adviser will not be borne by the Fund. However, no assurance can be given that the actions taken by the Adviser or the Fund's other service providers will be sufficient to avoid any adverse effect on the Fund, including a material adverse impact. The Adviser cannot assure the Fund that certain of the companies in which it has invested (or in which it may hereafter invest) may be adversely affected, directly or indirectly, by Year 2000-related problems, which could impact the value of such investments.

CONCLUSION:
    The high yield market has grown substantially in the past five years and offers investors attractive returns.

    Management continues to evaluate the Fund's investments, seeking to maximize the Fund's total return on net assets.

                                        Respectfully submitted,

                                    /s/ Richard E. Omohundro, Jr.

                                        Richard E. Omohundro, Jr.
                                        President

                                    /s/ John A. Frabotta

                                        John A. Frabotta
                                        Vice President and
                                        Chief Investment Officer

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 1999

FIXED INCOME -- 90.78%
                                                                  Ratings
                                                            --------------------
 Par                                                        Standard                    Value
Value         Description                                   & Poor's    Moody's        (Note 2)
-----         -----------                                   --------    -------        --------
              AGRICULTURAL CHEMICALS/FARMING -- 1.39%
$  5,000,000  LaRoche Industries Inc., 9 1/2%, sr. sub.
                notes, series B, 09/15/07 ..............    B-          B3           $  3,800,000
                                                                                     ------------
              AUTOMOBILE/AUTO PARTS/TRUCK
              MANUFACTURING -- 2.43%
     375,000  Aftermarket Technology Corp., 12%, sr.
                sub. notes, series B, 08/01/04 .........    B           B2                386,250
   6,443,000  Iochpe-Maxion SA, 12 3/8%, notes, 11/08/02    NR          NR              5,154,400
   2,000,000  Localiza Rent a Car, 10 1/4%, sr. notes,
                10/01/05 ...............................    NR          NR              1,100,000
                                                                                     ------------
                                                                                        6,640,650
                                                                                     ------------
              BANKS/SAVINGS AND LOANS/FINANCE COMPANIES
              CONSUMER CREDIT -- 3.26%
   1,000,000  Bank Plus Corp.,12%, sr. notes, 07/18/07 .    NR          NR                850,000
   2,533,000  Cityscape Financial Corp., 12 3/4%, sr.
                notes, series A, 06/01/04 (b)* .........    D           Ca                367,285
   1,500,000  Life Federal Savings Bank, 13 1/2%, sub.
                debs., 03/15/04 ........................    NR          NR              1,500,000
     500,000  Local Financial Corp., 11%, sr. notes,
                09/05/04, 144A .........................    NR          NR                505,000
   1,875,000  Mego Mortgage Corp., 12 1/2%, sr. sub.
                notes, 12/01/01 ........................    B           Ca                993,750
   4,000,000  Nationwide Credit Inc., 10 1/4%, sr.
                notes, 01/15/08 ........................    B-          B3              1,920,000
   1,000,000  Ocwen Federal Bank, 12%, sub. debs.,
                06/15/05 ...............................    BB-         B1                960,000
   3,300,000  Southern Pacific Funding Corp., 11 1/2%,
                sr. notes, 11/01/04 (b)* ...............    D           Caa3            1,815,000
                                                                                     ------------
                                                                                        8,911,035
                                                                                     ------------
              BROADCASTING -- TV/CABLE/RADIO/
              PUBLISHING -- 12.52%
   7,730,000 AMSC Acquisition Co., Inc., 12 1/4%, gtd.
                sr. notes, 04/01/98 ....................    NR          NR              5,720,200
      17,107  Australis Media Ltd., 0%, gtd. sr. secd.
                disc. notes, 05/15/03 (b)* .............    D           NR                    171
   1,000,000  Australis Media Ltd., 0%, sr. secd. disc.
                notes, 05/15/03 (b)* ...................    D           NR                 10,000
   8,404,000  DIVA Systems Corp., 0%, sr. disc. notes,
                series B, 03/01/08 .....................    NR          NR              2,941,400
     500,000  Galaxy Telecom, L.P., 12 3/8%, sr. sub.
                notes, 10/01/05 ........................    B-          B3                556,875
   3,000,000  Globalstar L.P., 11 1/2%, sr. notes,
                06/01/05 ...............................    NR          Caa1            2,130,000
   1,000,000  Goss Graphic Systems Inc., 12%, sr. sub.
                notes, 10/15/06 ........................    CCC+        Caa3              350,000
   3,500,000  Net Sat Services, 12 3/4%, sr. notes,
                08/05/04 ...............................    B           Caa1            2,800,000
   2,000,000  One Point Communications Co., 14 1/2%,
                units, 06/01/08, 144A ..................    NR          NR              1,080,000
   2,000,000  Optel Inc., 13%, sr. notes, series B,
                02/15/05 ...............................    B-          B3              2,040,000
   1,000,000  Park n View Inc., 13%, sr. notes,
                series B, 05/15/08 .....................    NR          NR                485,000
     200,000  RBS Participaco, 14%, notes, 12/15/03 ....    NR          NR                195,000
   4,000,000  Source Media Inc., 12%, sr. secd. notes,
                11/01/04 ...............................    B-          B3              3,120,000
   2,000,000  Spanish Broadcasting System Inc., 12 1/2%,
                sr. notes, 06/15/02 ....................    B           B2              2,240,000
   1,000,000  Star Choice Communications, 13%, sr. secd.
                notes, 12/15/05 ........................    B           B3              1,050,000
  12,000,000  Supercanal Holdings S. A., 11 1/2%, sr.
                notes, 05/15/05 ........................    C           Caa3            5,880,000
   4,500,000  Vialog Corporation, 12 3/4%, sr. notes,
                series B, 11/15/01 .....................    B-          Caa3            3,645,000
                                                                                     ------------
                                                                                       34,243,646
                                                                                     ------------
              DIVERSIFIED/CONGLOMERATE MANUFACTURING --
              4.25%
   1,000,000  AXIA Inc., 10 3/4%, gtd. sr. sub. notes,
                07/15/08 ...............................    NR          NR              1,015,000
     500,000  Amtrol Acquisition Inc., 10 5/8%, sr. sub.
                notes, 12/31/06 ........................    B-          B3                502,500
   2,000,000  Chatwins Group Inc., 13%, sr. exch. notes,
                05/01/03 ...............................    B-          B2              2,000,000
   1,000,000  Genmar Holdings Inc., 13 1/2%, sr. sub.
                notes, series A, 07/15/01 ..............    NR          Caa2            1,022,520
   2,000,000  Haynes International Inc., 11 5/8%, sr.
                notes, 09/01/04 ........................    B-          B3              1,780,000
   1,000,000  Key Components LLC, 10 1/2%, gtd. sr.
                notes, 06/01/08 ........................    NR          NR              1,000,000
   4,000,000  Pentacon Inc., 12 1/4%, sr. sub. notes,
                04/01/09, 144A .........................    B-          B3              3,920,000
     500,000  Spinnaker Industries Inc., 10 3/4%, sr.
                secd. notes, 10/15/06 ..................    B           B3                400,000
                                                                                     ------------
                                                                                       11,640,020
                                                                                     ------------
              DIVERSIFIED/CONGLOMERATE SERVICES - 0.22%
     550,000  Coinmach Corp., 11 3/4%, sr. notes, series
                series D, 11/15/05 .....................    B+          B2                605,687
                                                                                     ------------
              ELECTRICAL EQUIPMENT/ELECTRONICS/COMPUTERS
              -- 1.75%
     500,000  Decision Holdings Corp., 0%, units,
                08/01/08 (e)* ..........................    CCC         C                   5,625
   3,000,000  EV International Inc., 11%, sr. sub.
                notes, series A, 03/15/07 ..............    CCC+        B3              2,340,000
   3,000,000  Phase Metrics Inc., 10 3/4%, sr. notes,
                02/01/05 ...............................    B-          Caa3            1,800,000
   1,300,000  Sharp Do Brasil, 9 5/8%, notes, 10/30/05 .    NR          NR                650,000
                                                                                     ------------
                                                                                        4,795,625
                                                                                     ------------
              FINANCIAL SERVICES -- 4.03%
   3,000,000  Advanta Corp., 7 3/8%, med. term notes,
                10/16/00 ...............................    BB-         B2              2,730,000
   1,000,000  Beal Financial Corp., 12 3/4%, sr. notes,
                08/15/00 ...............................    B-          B2              1,020,000
     425,000  First Federal Financial Corp., 11 3/4%,
                notes, 10/01/04 ........................    B+          B2                434,562
     500,000  Hawthorne Financial Corporation, 12 1/2%,
                sr. notes, 12/31/04 ....................    NR          NR                484,375
     500,000  Ocwen Financial Corp., 11 7/8%, notes,
                10/01/03 ...............................    BB-         B1                450,000
   2,000,000  Provident CBO I Inc., 10 7/8%, sr. secd.
                notes, class C, 12/09/10, 144A .........    NR          Ba3             2,000,000
   3,500,000  Resource America Inc., 12%, sr. notes,
                08/01/04 ...............................    B-          Caa1            3,185,000
   8,500,000  United Companies Financial Corp., 8 3/8%,
                sub. notes, 07/01/05 (b)* ..............    D           Ca                425,000
   1,000,000  Wilshire Financial Services Group Inc.,
                13%, notes, 01/01/04 (b)* ..............    NR          NR                290,000
                                                                                     ------------
                                                                                       11,018,937
                                                                                     ------------
              FOOD/TOBACCO --3.18%
   3,105,000  American Rice Inc., 13%, mtg. notes,
                07/31/02 (b)* ..........................    B-          Ca              1,552,500
   3,228,442  Cafeteria Operators L.P., 12%, sr. secd.
                notes, 12/31/01 ........................    NR          NR              3,228,442
   1,000,000  Gorges Quik to Fix Foods Inc., 11 1/2%,
                sr. sub. notes, series B, 12/01/06 .....    CCC         Caa1              430,000
   1,000,000  North Atlantic Trading Inc., 11%, sr.
                notes, 06/15/04 ........................    B           B3              1,010,000
   2,600,000  RAB Enterprises, 10 1/2%, sr. notes,
                05/01/05 ...............................    CCC+        Caa1            1,430,000
   1,000,000  Sun World International Inc., 11 1/4%,
                1st. mtg. notes, series B, 04/15/04 ....    B           B2              1,055,000
                                                                                     ------------
                                                                                        8,705,942
                                                                                     ------------
              GENERAL & SPECIALTY RETAIL -- 1.86%
   1,000,000  Big 5 Corp., 10 7/8%, sr. notes, series B,
                11/15/07 ...............................    B-          B2              1,046,250
   1,000,000  Mothers Work Inc., 12 5/8%, sr. notes,
                08/01/05 ...............................    B           B3              1,089,400
   1,000,000  SRI Receivable Pure Inc., 12 1/2%, tr.
                ctf. backed notes, series B, 12/15/00 ..    NR          NR              1,000,000
   2,250,000  Wickes Inc, 11 5/8%, sr. sub. notes,
                12/15/03 ...............................    CCC+        Caa1            1,957,500
                                                                                     ------------
                                                                                        5,093,150
                                                                                     ------------
              GROCERY/CONVENIENCE FOOD STORES -- 0.63%
   2,000,000  Homeland Stores Inc., 10%, sr. notes,
                08/01/03 ...............................    NR          NR              1,727,500
                                                                                     ------------
              HEALTHCARE/DRUGS/HOSPITAL SUPPLIES --
              2.64%
   3,715,000  Complete Management Inc., 8%, conv. sub.
                debs., 08/15/03 (e)* ...................    NR          NR                167,175
   5,006,000  Complete Management Inc., 8%, conv. sub.
                debs., 12/15/03 (e)* ...................    NR          NR                225,270
   3,000,000  Global Health Sciences Inc., 11%, sr.
                notes, 05/01/08 ........................    NR          NR              2,100,000
   5,000,000  PHP Healthcare Corp., 6 1/2%, conv. sub.
                debs., 12/15/02 (b)* ...................    NR          C                 425,000
   1,000,000  Sun Healthcare Group Inc., 6%, conv. sub.
                notes, 03/01/04, 144A ..................    NR          C                 125,000
   3,500,000  Total Renal Care Holdings Inc., 7%, conv.
                sub. notes, 05/15/09, 144A .............    B           B1              2,835,000
   2,695,000  Uromed Corp., 6%, conv. sub. notes,
                10/15/03 ...............................    NR          NR              1,347,500
                                                                                     ------------
                                                                                        7,224,945
                                                                                     ------------
              HOME FURNISHINGS/DURABLE CONSUMER PRODUCTS
              -- 0.92%
   1,010,000  Outboard Marine Corp., 10 3/4%, sr. notes,
                06/01/08 ...............................    B           B3                828,200
     500,000  Remington Products Co., LLC, 11%, sr. sub.
                notes, series B, 05/15/06 ..............    CCC+        B3                385,000
   2,000,000  Syratech Corp., 11%, sr. notes, 04/15/07 .    CCC+        Caa1            1,300,000
                                                                                     ------------
                                                                                        2,513,200
                                                                                     ------------
              HOTEL/GAMING -- 0.67%
   1,000,000  Bluegreen Corp., 10 1/2%, sr. secd. notes,
                series B, 04/01/08 .....................    B           B3                910,000
   1,000,000  Epic Resorts LLC, 13%, gtd. sr. secd.
                notes, series B, 06/15/05 ..............    B-          B3                920,000
                                                                                     ------------
                                                                                        1,830,000
                                                                                     ------------
              INSURANCE COMPANIES -- 0.36%
   1,000,000  Superior National Insurance Group Inc.,
                10 3/4%, pfd. trust notes, 12/01/17 ....    BB          B1                980,000
                                                                                     ------------
              LEISURE/AMUSEMENT/MOTION PICTURES -- 3.01%
   4,200,000  Booth Creek Ski Holdings Inc., 12 1/2%,
                sr. notes, series B, 03/15/07 ..........    B-          Caa1            3,990,000
     175,000  Discovery Zone Inc., 13 1/2%, gtd. sr.
                secd. notes, 05/01/02 ..................    NR          NR                 43,750
  20,125,000  Marvel Holdings Inc., 0%, sr. secd. disc.
                notes, series B, 04/15/98 (b)* .........    NR          NR              1,006,250
   2,000,000  Premier Cruise Ltd., 11%, sr. notes,
                03/15/08, 144A (e)* ....................    D           Caa2              500,000
   5,000,000  Silver Cinemas International Inc., 10 1/2%,
                sr. sub. notes, 04/15/05 ...............    CCC         Ca              2,700,000
                                                                                     ------------
                                                                                        8,240,000
                                                                                     ------------
              MACHINERY -- 0.24%
   3,250,000  Willcox & Gibbs Inc., 12 1/4%, sr. notes,
                series B, 12/15/03 (b)* ................    NR          Caa3              650,000
                                                                                     ------------
              METALS/MINING -- 4.42%
   7,000,000  Anker Coal Group Inc., 9 3/4%, sr. notes,
                series B, 10/01/07 .....................    CC          Ca              3,780,000
   1,500,000  Continental Global Group Inc., 11%, sr.
                notes, series B, 04/01/07 ..............    B           B2              1,380,000
   1,000,000  Doe Run Corp., 11 1/4%, sr. notes, series
                B, 03/15/05 ............................    NR          NR                872,500
     500,000  International Knife and Saw, 11 3/8%, sr.
                sub. notes, 11/15/06 ...................    B-          B3                512,500
   1,000,000  Kaiser Aluminum & Chemical Corp., 12 3/4%,
                sr. sub. notes, 02/01/03 ...............    CCC+        B3              1,005,000
   2,000,000  NSM Steel Inc., 12%, sr. mtg. notes,
               02/01/06, 144A ..........................    CC          Caa3              400,000
   3,000,000  PT Alatief Freeport, 9 3/4%, gtd. sr.
                notes, 04/15/01 ........................    CCC         B3              2,700,000
   1,000,000  Recycling Industries Inc., 13%, sub.
                notes, 12/05/05, 144A (b)* .............    NR          B3                250,000
   1,500,000  TVX Gold Inc., 5%, conv. notes, 03/28/02 .    NR          NR              1,185,000
                                                                                     ------------
                                                                                       12,085,000
                                                                                     ------------
              NON-AGRICULTURAL CHEMICALS/PLASTICS -- 3.72%
   2,000,000 Borden Chemicals & Plastics, 9 1/2%,
                notes, 05/01/05 ........................    B+          B1              1,980,000
   1,000,000  RBX Corp., 12%, sr. secd. notes, series B,
                01/15/03 ...............................    NR          NR                910,000
   7,000,000  SF Holdings Group Inc., 0%, sr. secd.
                disc. notes, 03/15/08 ..................    B-          Caa2            2,170,000
   2,500,000  Sterling Chemicals Inc., 11 3/4%, sr. sub.
                notes, 08/15/06 ........................    B+          B3              2,375,000
   1,000,000  Sweetheart Cup Inc., 9 5/8%, sr. secd.
                notes, 09/01/00 ........................    B+          B2                955,000
   2,500,000  Sweetheart Cup Inc., 10 1/2%, sr. secd.
                notes, 09/01/03 ........................    B-          Caa1            1,775,000
                                                                                     ------------
                                                                                       10,165,000
                                                                                     ------------
              OIL/NATURAL GAS/OIL SERVICES -- 8.59%
   3,000,000  Abraxas Petroleum Corp., 12 7/8%, sr.
                secd. notes, 03/15/03, 144A ............    NR          B3              3,030,000
   2,750,000  First Wave Marine Inc., 11%, sr. notes,
                02/01/08 ...............................    B-          B3              2,588,437
   7,500,000  Gothic Energy Corp., 0%, sr. secd. disc.
                notes, 05/01/06 ........................    CCC-        Caa3            2,625,000
   1,000,000  Gothic Production Corp., 11 1/8%, sr.
                secd. notes, 05/01/05 ..................    NR          NR                800,000
   5,000,000  Hurricane Hydrocarbons Ltd., 11 3/4%, sr.
                notes, 11/01/04 ........................    D           C               1,000,000
   4,350,000  ICO Inc., 10 3/8%, sr. notes, series B,
                06/01/07 ...............................    B+          B1              3,045,000
   3,000,000  Kelley Oil & Gas Corp., 14%, sr. secd.
                notes, 04/15/03, 144A (c) ..............    B-          B3              3,060,000
   3,435,000  Northern Offshore, 10%, sr. notes,
                05/15/05, 144A .........................    B-          B3              1,545,750
   5,930,000  Southwest Royalties Inc., 10 1/2%, sr.
                notes, series B, 10/15/04 ..............    CCC-        Caa2            2,549,900
   4,050,000  United Refining Co., 10 3/4%, sr. notes,
                series B, 06/15/07 .....................    B-          B3              3,240,000
                                                                                     ------------
                                                                                       23,484,087
                                                                                     ------------
              PACKAGING/CONTAINERS -- 1.82%
   3,250,000  Crown Packaging Ltd., 10 3/4%, sr. secd.
                notes, series B, 11/01/00 ..............    NR          Caa2            2,275,000
     500,000  Portola Packaging Inc., 10 3/4%, sr.
                notes, 10/01/05 ........................    B           B2                516,250
   2,000,000  Tekni-Plex Inc., 11 1/4%, sr. sub. notes,
                series B, 04/01/07 .....................    B-          B3              2,190,000
                                                                                     ------------
                                                                                        4,981,250
                                                                                     ------------
              PAPER/FOREST PRODUCTS/PRINTING -- 0.28%
     800,000  Advanced Argo Publishing Co. Ltd., 13%,
                gtd. sr. notes, 11/15/07 ...............    CC          Caa1              616,000
   1,000,000  FSW International Finance Co., 12 1/2%,
                gtd. sub. notes, 11/01/06 (e)* .........    D           Ca                160,000
                                                                                     ------------
                                                                                          776,000
                                                                                     ------------
              PERSONAL & MISCELLANEOUS SERVICES -0.36%
   1,000,000  Styling Technology Corp., 10 7/8%, gtd.
                sr. sub. notes, 07/01/08 ...............    NR          NR              1,000,000
                                                                                     ------------
              POLLUTION CONTROL/WASTE REMOVAL -- 0.16%
     500,000  GNI Group Inc., 10 7/8%, gtd. sr. notes,
                07/15/05 ...............................    B+          B2                430,000
                                                                                     ------------
              PUBLIC UTILITY/ELECTRIC POWER/HYDRO
              POWER -- 0.46%
   7,465,000  Transamerican Energy Corp., 11 1/2%, sr.
                secd. notes, series B, 06/15/02             D           C               1,269,050
                                                                                     ------------
              REAL ESTATE DEVELOPMENT/REITS/BUILDING/
                CONSTRUCTION -- 1.63%
   1,000,000  American Architectural Products, 11 3/4%,
                gtd. sr. notes, 12/01/07 ...............    B           Caa1              860,000
     290,820  Bramalea Limited, 11 1/8%, 03/22/98 (b)* .    NR          NR                      0
     750,000  Peters, J.M., Inc., 12 3/4%, sr. notes,
                05/01/02 ...............................    B-          B3                667,500
   3,375,000  Presley Companies, 12 1/2%, sr. notes,
                07/01/01 ...............................    CCC         Caa3            2,919,375
                                                                                     ------------
                                                                                        4,446,875
                                                                                     ------------
              TELEPHONE/COMMUNICATIONS -- 19.99%
     348,000  Alvey Systems, Inc., 11 3/8%, sr. sub.
                notes, 01/31/03 ........................    B-          B3                357,135
   3,000,000  Arch Escrow Corp., 13 3/4%, sr. notes,
               04/15/08, 144A ..........................    B-          B3              2,910,000
   4,000,000  COVAD Communications Group, 12 1/2%, sr.
                disc. notes, 02/15/09, 144A ............    NR          B3              4,080,000
   1,500,000  Consorcio Ecuatoriano de
                Telecomunicationes SA, 14%, notes,
                series B, 05/01/02 .....................    NR          NR                750,000
   1,400,000  Conecel Holdings Ltd., 14%, units,
                10/01/00, 144A .........................    NR          NR                490,000
     500,000  Conecel Holdings Ltd., 14%, units,
                10/01/00 ...............................    NR          NR                207,500
   2,000,000  Convergent Communications, 13%, sr. notes,
                04/01/08 ...............................    NR          NR              1,600,000
  10,000,000  DTI Holdings Inc., 0%, sr. disc. notes,
                03/01/08 ...............................    NR          NR              3,800,000
     500,000  Econophone Inc., 13 1/2%, sr. notes
                07/15/07 ...............................    NR          NR                545,000
   4,000,000  First World Communications, 0%, sr. disc.
                notes, 04/15/08 ........................    NR          NR              2,120,000
   2,000,000  Globix Corp., 13%, sr. notes, 05/01/05 ...    NR          NR              2,000,000
   2,000,000 ICO Global Communications, 15%, units
                08/01/05 ...............................    CCC+        B3              1,280,000
   2,000,000  In Flight Phone Corp., 14%, sr. disc.
                notes, series B, 05/15/02 (b)* .........    NR          C                 180,000
   2,000,000  Innova S De R.L., 12 7/8%, sr. exch.
                notes, 04/01/07 ........................    B-          B3              1,720,000
   8,200,000  Innova S De R.L., 12 7/8%, reg. sr. notes,
                04/01/07 ...............................    B-          B3              7,052,000
   2,000,000  Ionica PLC, 0%, sr. disc. notes, 05/01/07
                (d) ....................................    NR          Ca                 60,000
   1,000,000  Iridium Capital Corp., 14%, sr. notes,
                series B, 07/15/05 .....................    CCC+        B3                390,000
   1,000,000  Iridium Operations LLC, 11 1/4%, sr.
                notes, 07/15/05 ........................    CCC+        B3                310,000
     750,000  Iridium Operations LLC, 10 7/8%, gtd. sr.
                notes, series D, 07/15/05 ..............    CCC+        B3                255,000
   1,000,000  Knology Holdings Inc., 0%, sr. disc.
                notes, 10/15/07 ........................    NR          NR                590,000
   4,500,000  MGC Communications Inc., 13%, sr. secd.
                notes, series B, 10/01/04 ..............    NR          Caa2            4,185,000
   1,000,000  Occidente Y Caribe Cellular, 0%, sr. disc.
                notes, series B, 03/15/04 ..............    B           B3                735,000
   3,000,000  Orbital Imaging Corp., 11 5/8%, sr. notes,
                03/01/05, 144A .........................    NR          NR              2,865,000
   5,000,000  Splitrock Services Inc., 11 3/4%, sr.
                notes, series B, 07/15/08 ..............    NR          NR              5,000,000
   1,500,000  Telehub Communications Corp., 0%, gtd. sr.
                disc. notes, 07/31/05 ..................    NR          NR                990,000
   3,750,000  Teletrac Inc., 14%, sr. notes, series B,
                08/01/07 ...............................    CCC         NR              1,350,000
   2,000,000  Total Access Communication Ltd., 7 5/8%,
                bonds, 11/04/01, 144A ..................    BB-         B2              1,640,000
   3,000,000  USA Mobile Communications Inc., 9 1/2%,
                sr. notes, 02/01/04 ....................    B-          B3              2,712,500
  10,000,000  USN Communications Inc., 0%, sr. disc.
                notes, series B, 08/15/04 (b)*              D           Ca              1,100,000
   2,000,000  Viatel Inc., 11 1/4%, sr. notes, 04/15/08     NR          Caa1            2,090,000
   2,000,000  Viatel Inc., 0%, sr. disc. notes, 04/15/08    NR          Caa1            1,305,000
                                                                                     ------------
                                                                                       54,669,135
                                                                                     ------------
              TEXTILES/OTHER MANUFACTURING/
              APPAREL -- 1.56%
   5,000,000  Converse Inc., 7%, conv. sub. notes,
                06/01/04 ...............................    NR          NR              1,900,000
   1,500,000  Derlan Manufacturing Inc., 10%, sr. notes,
                01/15/07 ...............................    B+          B3              1,366,875
     150,000  GPO Synkro SA, 12%, bonds, 04/01/02 ......    NR          NR                127,500
   1,000,000  Glenoit Corp., 11%, sr. sub. notes,
                04/15/07 ...............................    B-          B3                863,750
                                                                                     ------------
                                                                                        4,258,125
                                                                                     ------------
              TRANSPORTATION/AIRLINES/BUS -- 4.43%
   3,000,000  Alpha Shipping PLC, 9 1/2%, sr. notes,
                series A, 02/15/08 (b)* ................    NR          Ca                900,000
   1,000,000  Cenargo International Ltd., 9 3/4%, 1st
                mtg. notes, 06/15/08, 144A .............    NR          NR                900,000
   1,418,031  Mexico City Toluca Toll, 11%, notes,
                05/19/02, 144A .........................    NR          NR              1,162,785
   3,000,000  Sabreliner Corp., 11%, sr. notes,
                06/15/08, 144A .........................    B           B3              2,670,000
     500,000  TBS Shipping International Ltd., 10%, 1st
                mtg. notes, 05/01/05 ...................    NR          NR                170,000
   4,680,000  TRISM Inc., 10 3/4%, gtd. sr. sub. notes,
                12/15/00 ...............................    CCC         Caa3            2,199,600
   1,000,000  Trans World Airlines Inc., 11 3/8%, sr.
                notes, 03/01/06 ........................    CC          Caa1              530,000
   2,000,000  Trans World Airlines Inc., 11 1/2%, sr.
                secd. notes, 12/15/04 ..................    CCC         B2              1,720,000
   2,000,000  Trans World Airlines Inc., 12%, sr. secd.
                notes, 04/01/02 ........................    NR          B2              1,860,000
                                                                                     ------------
                                                                                       12,112,385
                                                                                     ------------
              TOTAL FIXED INCOME (cost $290,648,674)...........................      $248,297,244
                                                                                     ------------

The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1999

COMMON STOCK, PREFERRED STOCK AND WARRANTS -- 4.94%
                                                                       Value
Units         Description                                             (Note 2)
-----         -----------                                             --------
 10,000  American Capital Strategies ...........................   $  177,500
  7,730  American Mobile Satellite, warrants, 144A* ............      232,866
  2,000  American Telecasting Inc., warrants* ..................           20
185,900  Ames Department Stores Inc., excess cash flow pmt.,
           series A* ...........................................            0
594,876  Ames Department Stores Inc., lit. trust units* ........            0
 50,000  Annaly Mortgage Management Inc., 144A* ................      481,250
 10,000  Annaly Mortgage Management Inc. .......................      103,750
 50,000  Anthracite Capital Corp. ..............................      378,125
  5,806  Apartment Investment & Management Co., class A* .......      232,603
  2,000  Bell Technology Group Ltd., warrants* .................            0
 12,888  Brooke Group Ltd. .....................................      245,677
    550  CS Wireless Systems Inc., 144A* .......................            1
 50,000  Capital Automotive, REIT ..............................      650,000
  5,925  Capital Pac Holdings Inc., warrants, 144A* ............          593
  1,000  Central Rents Inc., 144A* .............................       40,000
170,000  Chastain Capital Corp.* ...............................      940,313
  4,392  Chattem Inc.* .........................................      171,562
100,000  Commodore Separation Technology, warrants* ............       18,750
100,000  Commodore Separation Technology, sr. conv. pfd. .......        3,130
  8,000  Convergent Communications, warrants, 144A* ............      240,000
  7,887  Cort Business Services Corp.* .........................      181,966
  6,000  DIVA Systems Corp., warrants, 144A* ...................      712,050
 25,212  DIVA Systems Corp., warrants* .........................      151,272
 50,000  DTI Holdings Inc., warrants, 144A* ....................        6,750
    750  Discovery Zone Inc., warrants, 144A* ..................            0
  2,975  Discovery Zone Inc., warrants, class A* ...............            0
  2,975  Discovery Zone Inc., warrants, class B* ...............            0
    500  Econophone Inc., warrants, 144A* ......................        4,000
  1,000  Epic Resorts LLC, warrants, 144A* .....................           10
  8,862  Equus Gaming* .........................................       10,062
 20,000  Excel Legacy Corp.* ...................................       91,250
 25,000  FBR Asset Investment Corp., 144A* .....................      312,500
  4,000  First World Communications, warrants, 144A* ...........      200,000
 10,000  Giga Information Group Inc.* ..........................       36,250
 17,251  GP Strategies Corp.* ..................................      265,234
  2,000  Globalstar Telecommunications, warrants, 144A* ........          270
 28,000  Gothic Energy Corp., warrants* ........................       32,200
  9,533  Gothic Energy Corp., warrants, 144A* ..................            0
 20,000  HRPT Properties Trust .................................      292,500
 11,000  HarCor Energy Inc., warrants* .........................        6,864
  1,500  Heartland Wireless Communications, warrants, 144A* ....          202
 10,000  Hospitality Properties Trust ..........................      288,125
 14,400  ICF Kaiser International Inc., warrants* ..............        1,944
    750  IHF Capital Inc., warrants, 144A* .....................        7,594
 15,000  Imperial Credit Commercial Mortgage Investments Corp. .      147,187
    750  Intermedia Communications of Florida Inc., warrants,
           144A* ...............................................       87,937
  1,000  Knology Holdings Inc., warrants, 144A* ................            0
 25,000  Local Financial Corp., 144A* ..........................      187,500
  2,000  Loral Orion Network Systems Inc., warrants* ...........       24,250
  3,000  MGC Communications Inc., warrants, 144A* ..............      456,000
 51,960  Marvel Enterprises Inc., class A, warrants* ...........       77,940
 33,314  Marvel Enterprises Inc., class B, warrants* ...........       33,314
 87,999  Marvel Enterprises Inc., class C, warrants* ...........       35,200
    625  Mego Mortgage Corp., pfd., series A* ..................      218,750
    500  Motels of America Inc., 144A* .........................        3,375
    291  Mothers Work Inc.* ....................................        3,146
    750  NS Group Inc., warrants* ..............................       90,000
 20,000  National Propane Partners L.P. ........................      237,500
 24,000  New Plan Excel Realty Trust Inc. ......................      445,500
  4,000  Occidente Y Caribe Cellular, warrants, 144A* ..........       64,500
  2,000  One Point Communications Co.* .........................            0
  3,500  Optel Inc.* ...........................................       52,500
  1,000  Park n View Inc., warrants, 144A* .....................            0
125,449  Prime Retail Inc. .....................................    1,081,998
  4,094  Prime Retail Inc.,  conv. pfd., series B ..............       67,295
 33,333  Resource Asset Investment Trust * .....................      383,329
 17,700  SF Holdings Group Inc., 144A* .........................       44,250
    112  SF Holdings Group Inc., pfd., 144A* ...................      408,250
  1,000  Sabreliner Corp., warrants* ...........................        1,000
  3,750  Sheffield Steel Corp., warrants* ......................           37
    500  Signature Brands Inc., warrants* ......................            0
 20,000  Source Media Inc.* ....................................      437,500
    500  Spanish Broadcasting Corp., warrants* .................      102,500
  5,000  Splitrock Services Inc., warrants, 144A* ..............      450,000
 11,580  Star Choice Communications, warrants* .................       15,884
  1,500  Telehub Communications Corp., warrants, 144A* .........       75,000
  3,750  Teletrac Holdings Inc., warrants, 144A* ...............            0
  4,000  Terex Corp., rights* ..................................       58,500
  5,133  Trans World Airlines Inc.* ............................       27,911
  2,000  Trans World Airlines Inc., warrants* ..................      300,000
 25,000  Ugly Duckling Corp. * .................................      165,625
  1,000  Unifi Communications Inc., warrants, 144A* ............          135
  9,800  Uniroyal Technology Corp., warrants* ..................       58,800
  4,500  Vialog Corporation, warrants* .........................      225,000
  1,041  Viatel Inc., pfd., series A* ..........................      250,100
  1,500  WHX Corp., pfd.* ......................................       54,000
 20,000  Walden Residential Properties, conv. pfd., series B* ..      447,500
 40,000  Wilshire Real Estate Investments* .....................      160,000
  1,500  Wireless One Inc., warrants* ..........................           19
                                                                 ------------
         TOTAL COMMON STOCK, PREFERRED STOCKS AND WARRANTS
           (cost $15,264,085) ..................................   13,496,415
                                                                 ------------
         TOTAL INVESTMENTS IN SECURITIES (cost $305,912,759)     $261,793,659
                                                                 ------------

SHORT-TERM INVESTMENTS -- 0.72%

 Par                                                                 Value
Value                                                               (Note 2)
-----                                                               --------
              COMMERCIAL PAPER:
$1,974,000  Ciesco LP., 4.80%, 05/03/99, A1+/P1 ...........      $  1,973,474
                                                                 ------------
            TOTAL SHORT-TERM INVESTMENTS (cost $1,973,474)          1,973,474
                                                                 ------------
            TOTAL INVESTMENTS - 96.44% (COST $307,886,233)        263,767,133
                                                                 ------------
            OTHER ASSETS - 3.56% ..........................         9,747,010
                                                                 ------------
            TOTAL ASSETS - 100% ...........................      $273,514,143
                                                                 ============
(a)  Percentages indicated are based on total assets.
(b)  Denotes company has filed for bankruptcy.
(c)  When issued security.
(d) Denotes security currently in receivorship.
(e) Denotes security currently in default.
 NR  Denotes not rated.
  *  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
BALANCE SHEET
April 30, 1999

ASSETS

Investments in securities at value
   (identified cost $307,886,233; see Schedule
   of Investments and Note 2) ..............................    $263,767,133
Cash .......................................................         456,432
Receivables:
  Interest and dividends ...................................       9,145,263
Prepaid insurance ..........................................         128,066
Other assets ...............................................          17,249
                                                                ------------
        Total assets .......................................    $273,514,143
                                                                ------------
LIABILITIES

Payables:
  Investment securities purchased ..........................    $    185,629
Accrued expenses (Note 3) ..................................         587,234
Bank loan (Note 14) ........................................      50,000,000
                                                                ------------
        Total liabilities ..................................    $ 50,772,863
                                                                ------------
Net Assets:
  Common stock, $.03 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 26,544,666 shares ............    $    796,340
  Capital in excess of par value (Notes 2 and 5) ...........     303,504,559
  Accumulated undistributed net investment income (Note 2) .       3,103,467
  Accumulated net realized loss from security transactions .     (40,543,986)
  Net unrealized depreciation of investments ...............     (44,119,100)
                                                                ------------
        Total net assets (equivalent to $8.39 per share,
          based on  26,544,666 shares outstanding) .........    $222,741,280
                                                                =============

The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999

INVESTMENT INCOME (Note 2):
  Interest income ..............................................  $ 12,800,484
  Dividend income ..............................................       376,618
  Accretion of discount ........................................     2,971,196
                                                                  ------------
        Total investment income ................................  $ 16,148,298
                                                                  ------------
EXPENSES:
  Interest expense .............................................  $  1,439,674
  Investment advisory fee (Note 3) .............................       694,973
  Custodian and transfer agent fees ............................        84,301
  Professional fees ............................................       108,295
  Amortization of prepaid surety bond premiums (Note 7) ........         7,011
  Directors' fees ..............................................        46,739
  Insurance expense ............................................        53,355
  Excise tax expense ...........................................       236,205
  Miscellaneous expenses .......................................       140,729
                                                                  ------------
        Total expenses .........................................  $  2,811,282
                                                                  ------------
        Net investment income ..................................  $ 13,337,016
                                                                  ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized loss on investments sold ........................  $(12,491,534)
  Change in net unrealized depreciation of investments (Note 2)     21,890,328
                                                                  ------------
        Net realized and unrealized gain on investments ........  $  9,398,794
                                                                  ------------
        Net increase in net assets resulting from operations ...  $ 22,735,810
                                                                  ============

The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the six months ended April 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and dividends received ......................  $  10,940,024
  Operating expenses paid ..............................     (2,734,500)
                                                          -------------
        Net cash provided by operating activities ......  $   8,205,524
                                                          -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities ....................  $(190,517,216)
  Sales and maturities of portfolio securities .........    129,963,378
                                                          -------------
        Net cash used in investing activities ..........  $ (60,553,838)
                                                          -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from common stock rights offering
    and sale of common stock ...........................  $  55,145,397
  Proceeds from bank loan ..............................     10,000,000
  Common stock dividends paid from operations ..........    (12,940,381)
                                                          -------------
        Net cash provided by financing activities ......  $  52,205,016
                                                          -------------
NET DECREASE IN CASH ...................................  $    (143,298)
CASH, BEGINNING OF PERIOD ..............................        599,730
                                                          -------------
CASH, END OF PERIOD ....................................  $     456,432
                                                          =============
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
OPERATING ACTIVITIES:
    Net increase in net assets resulting from
      operations .......................................  $  22,735,810
    Increase in interest and dividend receivables ......     (2,237,078)
    Amortization of Fidelity Bond and other
      deferred assets ..................................          5,745
    Decrease in other assets ...........................         48,697
    Increase in accrued expenses and other payables ....         22,340
    Net realized loss on investments sold ..............     12,491,534
    Change in net unrealized depreciation of
      investments ......................................    (21,890,328)
    Accretion of bond discount .........................     (2,971,196)
                                                          -------------
        Net cash provided by operating activities ......  $   8,205,524
                                                          =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest .............  $   1,830,870
  Cash paid during the period for excise taxes .........        123,991
                                                          =============

The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                             Six Months Ended   Fiscal Year Ended
                                                                April 30,          October 31,
                                                                   1999                1998
                                                             ----------------   -----------------
FROM OPERATIONS:
  Net investment income ................................       $ 13,337,016        $ 24,548,657
  Net realized loss on investments sold ................        (12,491,534)         (5,007,628)
  Change in net unrealized appreciation (depreciation)
    of investments .....................................         21,890,328         (69,126,156)
                                                               ------------        ------------
        Net increase (decrease) in net assets resulting
          from operations ..............................       $ 22,735,810        $(49,585,127)
                                                               ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (108,680 shares and 175,689 shares,
    respectively) to common stockholders for
    reinvestment of dividends ..........................       $    975,320        $  1,995,745
  Net proceeds from sale of common stock issued
    (6,630,663 and 4,914,203 shares, respectively, after
    deducting $2,541,371 and $2,599,872 of soliciting
    fees and other expenses, respectively) .............         55,145,397          53,422,039
  Redemption of taxable auction rate preferred stock
    (200 shares at $100,000 liquidation  preference) ...          --                (20,000,000)
                                                               ------------        ------------
        Increase in net assets resulting from fund share
          transactions .................................       $ 56,120,717        $ 35,417,784
                                                               ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($0 and $3,144 per share,
    respectively) ......................................       $          0        $   (628,030)
  Common dividends ($.63 and $1.26 per share,
    respectively) from operations ......................        (13,915,701)        (23,313,075)
                                                               ------------        ------------
        Decrease in net assets resulting from
          distributions to stockholders ................        (13,915,701)        (23,941,105)
                                                               ------------        ------------
        Total net increase (decrease) in net assets ....       $ 64,940,826        $(38,108,448)
NET ASSETS:
  Beginning of period ..................................        157,800,454         195,908,902
                                                               ------------        ------------
  End of period (including $3,103,467 and $3,682,152 of
    undistributed net investment income as of April 30,
    1999 and October 31, 1998, respectively) ...........       $222,741,280        $157,800,454
                                                               ============        ============

The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                         For the
                                        Six Months
                                          Ended                     For the Years Ended October 31,
                                         April 30,     --------------------------------------------------------------
                                           1999         1998         1997           1996          1995          1994
                                          ------       ------       ------         ------        ------        ------
Net asset value, beginning of period      $   7.97     $  11.94     $  11.70       $  11.10      $  11.07      $  12.75
                                          --------     --------     --------       --------      --------      --------
Net investment income .............       $   .58#     $  1.30#     $  1.38#       $  1.50#      $   1.35      $  1.44#
Net realized and unrealized
  gain (loss) on investments ......           .40#      (3.76)#         .72#           .60#           .09       (1.14)#
                                          --------     --------     --------       --------      --------      --------
        Total from investment
          operations ..............       $    .98     $  (2.46)    $   2.10       $   2.10      $   1.44      $    .30
                                          --------     --------     --------       --------      --------      --------
Distributions:
Dividends from accumulated
  net investment income
    To preferred stockholders .....       $   --       $   (.03)    $   (.09)      $   (.12)     $   (.15)     $   (.09)
    To common stockholders ........            .63        (1.26)       (1.26)         (1.26)        (1.26)        (1.35)
                                          --------     --------     --------       --------      --------      --------
        Total distributions .......       $    .63     $  (1.29)    $  (1.35)      $  (1.38)     $  (1.41)     $  (1.44)
                                          --------     --------     --------       --------      --------      --------
Effect of sale of common
  stock and related
  expenses from rights offering ...       $    .07     $   (.22)    $   (.51)      $   (.12)     $   --        $   (.54)
                                          --------     --------     --------       --------      --------      --------
Net asset value, end of period ....       $   8.39     $   7.97     $  11.94       $  11.70      $  11.10      $  11.07
                                          ========     ========     ========       ========      ========      ========
Per share market value, end of period     $   9.13     $  10.25     $  12.39       $  12.00      $  11.64      $  10.50
                                          ========     ========     ========       ========      ========      ========
Total investment return ...........       (4.55)%(d)      (7.63)%      14.82%         15.29%        28.57%        (7.78)%
                                          ========     ========     ========       ========      ========      ========
Net assets, end of period,
  applicable to common stock (a) ..       $222,741     $157,800     $175,909       $120,711      $ 93,309      $ 92,072
                                          ========     ========     ========       ========      ========      ========
Net assets, end of period,
  applicable to preferred stock (a)       $   --       $   --       $ 20,000       $ 20,000      $ 20,000      $ 20,000
                                          ========     ========     ========       ========      ========      ========
Net assets, end of period (a) .....       $222,741     $157,800     $195,909       $140,711      $113,309      $112,072
                                          ========     ========     ========       ========      ========      ========
Ratio of operating expenses
  to average net assets,
  applicable to common stock ......           3.06%(c)     2.67%        2.30%          3.06%         3.27%         3.27%
Ratio of net investment
  income to average net
  assets, applicable to
  common stock ....................          14.54%(c)    11.92%       11.94%         13.20%        13.47%        12.25%
Ratio of operating expenses
  to average net assets** .........           2.45%(c)+    2.18%+       1.81%+         2.21%+        2.28%+        2.30%+
Ratio of net investment
  income to average net
  assets** ........................          11.61%(c)     9.72%        9.42%          9.51%         9.39%         8.64%
Portfolio turnover rate ...........          61.67%(d)   156.48%      176.04%        108.33%        80.71%        72.00%

(a) Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three reverse stock split in April of 1998. (Note 12).
(c) Annualized.
(d) Not annualized.
 ** Ratios calculated on the basis of expenses and net investment income relative to average net assets (total assets less accrued liabilities (excluding bank loans and senior notes)).
  + Excluding interest expense, the ratio of operating expenses to average net assets (total assets less accrued liabilities
    (excluding bank loans and senior notes)) is 1.19%(c), 1.20%, 1.13%, 1.30%, 1.29% and 1.32%, respectively.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES

                                       For the
                                      Six Months
                                         Ended                            As of October 31,
                                        April 30,  -----------------------------------------------------------------------
                                         1999           1998         1997           1996           1995            1994
                                      ------------------------------------------------------------------------------------
Total Amount Outstanding:
  Indebtedness                        $50,000,000   $40,000,000   $20,000,000    $20,000,000    $20,000,000    $20,000,000
  Preferred stock                            --            --      20,000,000     20,000,000     20,000,000     20,000,000
Asset Coverage:
  Per Indebtedness(a)                         545%          495%        1,080%           804%           667%           660%
  Per preferred stock share (b)               N/A           N/A           540%           402%           333%           330%
Involuntary Liquidation Preference:
  Per preferred stock share (c)               N/A           N/A   $   100,000    $   100,000    $   100,000    $   100,000
Approximate Market Value:
  Per note                                    N/A           N/A   $  1,003.80    $    990.00    $    987.50    $    937.10
  Per preferred stock share                   N/A           N/A       100,000        100,000        100,000        100,000

(a) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt  outstanding.
(b) Calculated by subtracting the Fund's total liabilities (not  including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c) Plus accumulated and unpaid dividends.

The accompanying notes are an integral part of these financial statements.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999

(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with generally accepted accounting principles, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (a) VALUATION OF INVESTMENTS
  Investments for which listed exchange traded market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, which comprise the major portion of the Fund's portfolio holdings, are primarily non- investment-grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser following procedures approved by the Board of Directors.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized loss from investments is $0 and $3,273,015 attributable to class action settlements received by the Fund during the six-month period ended April 30, 1999 and the year ended October 31, 1998, respectively.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund's policy to place securities on non-accrual status when collection of interest is doubtful.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required.

  At April 30, 1999, the cost of investments in securities for federal income tax purposes was $308,455,189. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $12,776,213. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $57,464,269. The net unrealized loss on securities held by the Fund was $44,688,056 for federal income tax purposes.

  At October 31, 1998, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

           CARRYOVER
           AVAILABLE                 EXPIRATION DATE

         $(18,529,051)              October 31, 1999
             (808,396)              October 31, 2002
           (3,703,531)              October 31, 2003
           (4,698,150)              October 31, 2006
         ------------
         $(27,739,128)
         ============

  (D) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with the issuance of the senior notes had been deferred and amortized on a straight-line basis over a period of five years. The senior notes were redeemed (see Note 4) and the remaining deferred balance was written-off during the year ended October 31, 1998.

  (e) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc., the Fund's Investment Adviser, earned $694,973 in management fees for the six-month period ended April 30, 1999. Management fees paid by the Fund to the Investment Adviser were calculated at .65% (on an annual basis) of the average weekly value of total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan) up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At April 30, 1999, the fee payable to the Investment Adviser was $202,685, which was included in accrued expenses in the accompanying balance sheet.

(4) DEBT
  In July 1993, the Fund repurchased the remaining $5,000,000 (principal amount) of its senior extendible notes (the Notes), which carried an annual interest rate through November 30, 1993 of 10.28%. The Fund simultaneously issued $20,000,000 of new Senior Notes (the Senior Notes) that would mature, if not previously redeemed, on December 1, 1998. The Fund was required to maintain certain asset coverages with respect to the Senior Notes, as defined in the Note Purchase Agreement, and the Senior Notes were subject to mandatory redemption if the Fund fails to maintain these asset coverages. Interest on the Senior Notes was at the rate of 6.53% per annum through November 30, 1998 and was due every June 1 and December 1, commencing December 1, 1993.

  The Senior Notes were redeemable, in whole or in part, by the Fund at certain times and under certain circumstances, as defined in the Note Purchase Agreement.

  On July 24, 1998, the Fund redeemed all of its Senior Notes at an aggregate redemption price of $20 million, plus accrued interest. The funds required to redeem the Senior Notes were borrowed under a new $50 million credit facility discussed in Note 14.

(5) REDEEMABLE PREFERRED STOCK
  In July 1993, the Fund redeemed 100 of the 300 shares of preferred stock that were issued concurrently with the issuance of the Senior Extendible Notes. Dividends were cumulative at a rate that was established at the offering of the preferred stock and which was reset every 30 days thereafter by an auction. Dividend rates ranged from 5.52% to 5.89% of the liquidation preference during the year ended October 31, 1998. The remaining 200 shares of preferred stock were redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The preferred stock was also subject to mandatory redemption at a redemption price equal to $100,250 per share, plus accumulated and unpaid dividends, if the Fund was in default of its surety asset coverage requirements with respect to the preferred stock (see Note 7). In general, the holders of the preferred stock and the common stock voted together as a single class, except that the holders of the preferred stock, as a separate class, voted to elect two members of the Board of Directors, and separate class votes were required on certain matters that affected the respective interests of the preferred stock and common stock. The preferred stock had a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund was required to maintain certain asset coverages with respect to the preferred stock, as defined in the Fund's Note Purchase Agreement and Surety Bond Agreement.

  On May 15, 1998, the Fund redeemed all of its Taxable Auction Rate Preferred Stock at an aggregate redemption price of $20 million. The funds required to redeem the preferred stock were borrowed under a new credit facility discussed in Note 14.

(6) AUCTION AGENT
  The Fund amended and extended the auction agent agreement with Bear Stearns & Co. Inc. on October 26, 1993 (which was originally dated May 7, 1990) to provide for an extension to December 4, 1998. The Fund incurred additional costs of $135,000 related to extending this agreement. These costs have been amortized on a straight-line basis over the life of the extended agreement. Amortization expense for the six-month period ended April 30, 1999 was $0, as amounts were fully amortized at October 31, 1998.

(7) SURETY BOND
  The Fund had entered into an insurance agreement, dated as of December 1, 1988, with Financial Security Assurance, Inc. (FSA), pursuant to which FSA had issued a surety bond. Under the terms of the surety bond, FSA unconditionally and irrevocably guaranteed dividend, redemption and liquidation payments to preferred shareholders upon failure of the Fund to do so, and the Fund would then have been obligated to reimburse FSA for any amounts paid under the surety bond. The surety bond had an initial term of five years and was scheduled to expire on December 5, 1993. On July 15, 1993, the Fund extended the terms of the surety bond from December 5, 1993 to December 5, 1998. The Fund paid an annual premium of 0.40% on the maximum aggregate liquidation preference of the preferred stock. In connection with the redemption of the preferred stock the surety bond expired on May 15, 1998.

  The Fund executed an amendment to the insurance agreement on April 11, 1990, which provided that the Fund must redeem or repurchase all of the then outstanding shares of preferred stock in the event that the dividend rate on the preferred stock for the period next succeeding the auction in September 1998 is the maximum applicable rate (as defined) payable on the Fund's preferred stock.

(8) PURCHASES AND SALES OF SECURITIES
  For the six month period ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $187,008,308 and $120,277,870, respectively. There were no purchases or sales of U.S. Government obligations during the six-month period ended April 30, 1999.

(9) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with actual out-of-pocket expenses relating to attendance at such meetings and $1,000 per telephone meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meeting.

(10) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.105 per share payable on November 30 and December 31, 1998, and January 29, February 26, March 31 and April 30, 1999.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered a participant in the Dividend Reinvestment Plan (the "Plan") unless otherwise elected. Under the Plan, when the market price of common stock shares is equal to or exceeds the net asset value on record date for distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If on record date for distributions the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(11) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At April 30, 1999, the fair value of the bank term loan was $50,000,000.

(12) REVERSE STOCK SPLIT
  In March of 1998, the shareholders of the Fund approved a one-for-three reverse stock split which became effective on April 1, 1998. Certain per share amounts included in the accompanying financial statements have been restated to give effect for this reverse stock split.

(13) RIGHTS OFFERING
  On January 26, 1999, the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, nontransferable rights entitling the holders thereof to subscribe for an aggregate of 6,630,663 shares of the Fund's common stock. Each record date shareholder had the ability to receive one right for each whole share of common stock held. The rights allowed the rights holder to subscribe for shares of common stock at the rate of one share of common stock for every three rights held. The subscription period for the rights offering expired on February 19, 1999 and the Fund issued, on a post-split basis, 6,630,663 shares of common stock at $8.70 per share. Proceeds to the Fund amounted to $55,145,397, net of soliciting fees and offering expenses of $2,541,371.

(14) BANK LOAN
  On April 30, 1998, the Fund entered into a credit agreement ("the Agreement") with a lending institution and borrowed the maximum amount of $30 million under a revolving credit facility. The Fund's ability to utilize this facility extends until April 30, 2001, though there are provisions in the Agreement which allow for its modification prior to April 30, 2001, including extension, termination and reduction of the facility amount. The Fund has the option to choose the applicable interest rate on its borrowing with such rates being based upon either the higher of the lending institution's base lending rate or one half percent above the Federal funds rate, or, LIBOR plus 0.55%. On July 24, 1998, the Fund entered into an amended agreement to increase the available line of credit to $50 million. Under the terms of the loan agreement the Fund is required to maintain certain debt covenants, which include that the Fund's total liabilities plus, without duplication, the aggregate amount of its debt, may not exceed 25% of its total assets. The weighted average loan balance and interest rate for the six months ended April 30, 1999 was approximately $46,685,000 and 5.73%, respectively. The outstanding loan balance at April 30, 1999 was $50 million, with an average interest rate on the outstanding loans of 5.59%. The Agreement also provides for commitment fees at a rate of 0.09% per year on the daily amount by which the aggregate amount of the commitment amount of $50 million exceeds the aggregate outstanding principal of the bank loans.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of April 30, 1999, the related statements of operations and cash flows for the six month period then ended, the statements of changes in net assets for the year ended October 31, 1998 and the six month period ended April 30, 1999 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of April 30, 1999, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 7, 1999

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                      AUDITORS
Prospect Street Investment Management   Arthur Andersen LLP
Co., Inc.                               Boston, MA
60 State Street, Suite 3750
Boston, MA 02109                        TRANSFER AND SHAREHOLDERS' SERVICING
                                        AGENT
OFFICERS                                State Street Bank and Trust Company
Richard E. Omohundro, Jr. -- President  P.O. Box 8200
John A. Frabotta -- Vice President,     Boston, MA 02266
                    Treasurer and       (800) 426-5523
                    Chief Investment
                    Officer             CUSTODIAN
Karen J. Thelen -- Secretary            State Street Bank and Trust Company
                                        Boston, MA
DIRECTORS
John S. Albanese                        PAYING AGENT (PREFERRED)
C. William Carey                        Bankers Trust Company
Joseph G. Cote                          New York, NY
John A. Frabotta
Richard E. Omohundro, Jr.               Listed: NYSE
Harlan D. Platt                         Symbol: PHY
Christopher E. Roshier

LEGAL ADVISER
Olshan Grundman Frome Rosenzweig &
Wolosky LLP
New York, NY

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal publishes Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. Our website is prospectstreet.net.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th Floor, North Quincy, MA 02171.

1999 STOCKHOLDERS' MEETING:

At the Annual Meeting of Stockholders held on March 12, 1999, the stockholders elected seven directors of the Fund, as follows:

COMMON STOCK NOMINEES                             FOR                 WITHHELD
John S. Albanese ........................      16,971,285             945,397
C. William Carey ........................      16,966,691             949,991
Joseph G. Cote ..........................      16,963,138             953,544
John A. Frabotta ........................      16,970,516             946,156
Richard E. Omohundro, Jr. ...............      16,966,843             949,839
Harlan D. Platt .........................      16,959,140             957,542
Christopher E. Roshier ..................      16,958,794             957,888

Since an Investment Company Act supermajority was not obtained, the stockholders did not approve a new Advisory Agreement which would have increased the annual advisory fee to 0.70% of the Fund's average annual net assets up to and including $200,000,000 and 0.65% of the excess of such managed assets over $200,000,000. The numbers were as follows:

                  FOR                    AGAINST              ABSTAIN
               8,522,493                3,721,551             788,882

The stockholders also ratified the selection of Arthur Andersen LLP as independent public accountants for the current year. The numbers were as follows:

                  FOR                    AGAINST              ABSTAIN
               17,279,455                339,730              344,045

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
60 State Street, Suite 3750
Boston, MA 02109